March 30, 2011

Summary

Prospectus

Legg Mason

Strategic

Real Return

Fund

Class : Ticker Symbol

A	: LRRAX
C	: LRRCX
FI
R
I	: LRRIX
IS

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder report, online at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund). You can also get this information at no cost by calling the fund at 1-877-721-1926 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus dated March 30, 2011, as may be amended or supplemented, the fund’s statement of additional information, dated March 30, 2011, as may be amended or supplemented, and the independent registered public accounting firm’s report and consolidated financial statements in the fund’s annual report to shareholders, dated November 30, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks to provide an attractive long-term real return.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds sold by Legg Mason Investor Services, LLC, the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in the fund’s Prospectus on page 29 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 49 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees (paid directly from your investment) (%)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	1.00	None	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Management fees	0.75	0.75	0.75	0.75	0.75	0.75
Distribution and service (12b-1) fees	0.25	1.00	0.25	0.50	None	None
Other expenses[1]	1.57	1.75	1.73	1.73	1.73	1.51
Acquired fund fees and expenses	0.11	0.11	0.11	0.11	0.11	0.11
Total annual fund operating expenses	2.68	3.61	2.84	3.09	2.59	2.37
Fees forgone and/or expenses reimbursed[2]	(1.33)	(1.51)	(1.49)	(1.49)	(1.49)	(1.37)
Total annual fund operating expenses after forgoing fees and/or reimbursing expenses[2]	1.35	2.10	1.35	1.60	1.10	1.00

[1]

For Class FI, R and IS, “Other expenses” and “Acquired fund fees and expenses” are based on estimated amounts for the current fiscal year. Actual expenses may differ from estimates. For Class A, C and I, “Other expenses” have been restated to reflect current fees.

[2]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, dividend expense on short sales, taxes, extraordinary expenses and brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs)) so that total annual operating expenses are not expected to exceed 1.35%, 2.10%, 1.35%, 1.60%, 1.10% and 1.00% for Class A, C, FI, R, I and IS shares, respectively. These arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated
•	Your investment has a 5% return each year and the fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	705	1,241	1,802	3,332
Class C (with redemption at end of period)	313	966	1,741	3,773
Class C (without redemption at end of period)	213	966	1,741	3,773
Class FI (with or without redemption at end of period)	137	739	1,367	3,059
Class R (with or without redemption at end of period)	163	815	1,491	3,298
Class I (with or without redemption at end of period)	112	663	1,242	2,815
Class IS (with or without redemption at end of period)	102	608	1,141	2,600

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal period ended November 30, 2010, the fund’s portfolio turnover rate was 42% (not annualized) of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund, using a tactical asset allocation program, seeks to provide an attractive long-term real return. The fund defines real return as total return reduced by the impact of inflation.

In seeking to meet its investment goal, the fund implements a tactical asset allocation program overseen by the fund’s adviser, Legg Mason Global Asset Allocation, LLC (“LMGAA”). The fund initially expects to allocate its assets among five investment “sleeves” which the adviser believes are generally complementary to each other, with the following target allocations of the fund’s net assets:

•	Inflation-Linked Debt Securities (40%)
•	Equity Securities (20%)
•	Commodity-Linked Securities (20%)
•	Real Estate Investment Trusts (REITs) (10%)
•	Tactical Strategy (10%)

The composition and asset allocation of the fund’s investment portfolio will vary over time, based on LMGAA’s overall allocation decisions, and may be changed without shareholder approval. Asset allocation decisions are based primarily on LMGAA’s evaluation of future consumer price trends and the relative attractiveness of the asset classes in which the fund invests. These evaluations are based on modeling processes that assign probabilities to different inflation scenarios. The processes take into account several factors, including quantitative analysis, qualitative inputs and risk management guidelines. Actual allocations may deviate from each target allocation shown above by up to 50% of such target allocation. Holdings in a particular strategy may also vary because of performance differences among the different strategies.

The fund utilizes a “multi-manager” approach, whereby each subadviser and the adviser provide day-to-day management for one or more of the investment sleeves. Each subadviser and the adviser use different investment strategies in managing the sleeves, act independently from the others in their management of the investment sleeve for which they are responsible, and use their own methodology for selecting investments. Currently, Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”) and Western Asset Management Company Ltd. in Japan (“Western Japan”) manage the Inflation-Linked Debt Securities Sleeve, Batterymarch Financial Management, Inc. (“Batterymarch”) manages the Equity Securities Sleeve and LMGAA manages the Commodity-Linked Securities Sleeve, the REITs Sleeve and the Tactical Strategy Sleeve. LMGAA may also allocate a portion of the fund’s assets to ClearBridge Advisors, LLC, either in place of, or in addition to, the subadvisers named above.

Under normal market conditions, the Inflation-Linked Debt Securities Sleeve will invest at least 80% of its net assets in inflation-indexed fixed income securities and at least 70% of its net assets in U.S. Treasury Inflation-Protected Securities (“TIPS”). The sleeve may also invest in foreign and domestic bonds, debentures and notes and high yield securities. Although the sleeve is expected to maintain an average credit quality of at least A/A, it may invest up to 15% of its net assets in securities rated below AAA/Aaa or unrated securities of comparable quality (as determined by the applicable subadviser), including securities rated below investment grade (commonly known as “junk bonds”). Investment grade securities are securities rated at the time of purchase by a nationally recognized statistical ratings organization (“NRSRO”) within one of the top four categories, or, if unrated, determined by the applicable subadviser to be of comparable credit quality. Although the sleeve may invest in fixed income securities of any maturity, the target average effective duration of the sleeve is expected to range within 3 years of the Barclays Capital U.S. Government Inflation-linked Bond (“U.S. TIPS”) Index. Based on the securities that make up the U.S. TIPS Index, the range within which the average effective duration of the sleeve is currently expected to fluctuate is 6-12 years, although this may vary. The sleeve may also sell protection in connection with credit default swaps relating to corporate debt securities. The notional amount of the credit default swaps will not exceed 20% of the sleeve’s net assets. The sleeve’s portfolio managers use fundamental investment techniques to select investments.

The Equity Securities Sleeve invests primarily in the common stock of domestic and foreign issuers, particularly issuers that have historically shown higher than average correlations to the components (core and food/energy) of the U.S. Consumer Price Index (“CPI”) and which are located in countries included in the Morgan Stanley Capital International World Index (the “MSCI World Index”). The sleeve may invest a portion of its net assets in securities of non-U.S. issuers, and may invest up to 20% of its net assets in securities of issuers located in emerging markets. The Equity Securities Sleeve of the fund may invest in securities of companies of any market capitalization, including large-, mid- and small-capitalization companies. The sleeve usually invests in securities listed on securities exchanges, although it may also purchase securities that are not registered for sale to the general public, or, to a limited extent, securities that are not readily marketable. The sleeve may invest directly in foreign securities or may invest in depositary receipts for securities of foreign issuers. The sleeve may, but is not required to, enter into forward currency transactions to buy or sell currencies at a future date. The sleeve may enter into these forward currency contracts only to settle transactions in securities quoted in foreign currencies and for hedging purposes. The sleeve may invest in exchange-traded funds (“ETFs”) and other investment companies to pursue its strategies. The portfolio managers use a blend of quantitative and fundamental investment techniques to select investments.

The Commodity-Linked Securities Sleeve invests primarily in a combination of commodity-linked instruments that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. These instruments include master limited partnerships (“MLPs”), structured notes, bonds, debentures and derivatives, including swaps, forwards, futures and options. The sleeve may invest in these instruments through a wholly-owned subsidiary managed by LMGAA, other investment companies, ETFs and exchange-traded notes (“ETNs”) and may invest in cash, cash equivalents, money market funds or other similar instruments. Commodities are assets that have tangible properties, such as oil, metals and agricultural products. The sleeve’s portfolio managers use fundamental investment techniques to select investments.

The REITs Sleeve attempts to obtain exposure to the investment returns of the real estate markets by investing primarily in ETFs that hold U.S. and non-U.S. equity securities issued by REITs.

The Tactical Strategy Sleeve attempts to diversify the fund’s risk exposure by investing in asset classes that LMGAA believes will deliver returns that are not highly correlated with those of the fund’s other asset classes, especially during times of high market volatility and market stress. To achieve this goal, the sleeve uses a variety of quantitative and fundamental asset allocation and investment techniques. Determination of asset class exposure and selection of investment techniques depends on LMGAA’s analysis of economic trends and LMGAA’s predictions as to how various instruments and markets will correlate to one another and to economic developments. The sleeve may invest in investment companies, including ETFs, that hold domestic and foreign (including emerging markets) equity and fixed income securities, cash, cash equivalents and/or Treasury bonds. The fund may invest in “short” ETFs that seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Certain investment companies and/or ETFs that the fund may invest in are benchmarked to indices that use a futures-based momentum methodology in an attempt to track prices of commodity and financial futures contracts. Investment companies using this methodology typically short the market when quantitative models anticipate declining prices. The sleeve may invest in futures to gain exposure to equity and fixed income markets and may invest in equity and equity volatility options to attempt to mitigate the effects of large unexpected declines in equity and other capital markets. The sleeve may also invest in certain currency derivatives in connection with the fund’s 50% target net exposure to non-U.S. Dollar currencies.

Under normal conditions, the fund expects to target a 50% net exposure to the U.S. Dollar (USD). Each subadviser manages its sleeve’s currency exposure independently of the fund’s overall USD exposure target. LMGAA will monitor and calculate the fund’s currency exposure daily. For purposes of this calculation, currency exposure will be determined by the local currency of a security’s issuer. To maintain the fund’s target currency exposure, LMGAA will purchase (as needed) currency instruments such as currency swaps and forward currency contracts using assets from the Tactical Strategy Sleeve. LMGAA will purchase currency instruments based on its analysis of which foreign currencies it believes may provide the most effective hedges against future increases in U.S. inflation. At times, the fund may deviate either up or down from its target currency allocation due to market conditions. In addition, the fund at times may be both long and short foreign currencies in its non-USD allocation. The fund will not necessarily hedge its foreign currency exposure.

The fund may borrow money, including for investment and cash management purposes, in amounts up to 33-1/3% of the fund’s total assets, including borrowings, a practice known as “leveraging.” In addition, the fund may engage in transactions that have a leveraging effect on the fund, including investments in derivatives such as futures and options for hedging and non-hedging purposes. The fund may invest a significant portion of its assets in these types of investments.

The fund may take temporary defensive and cash management positions; in such a case, the fund may not be pursuing its principal investment strategies and may not achieve its investment objective.

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

The fund may be exposed to these risks directly or indirectly as a result of its investments in investment vehicles such as the fund’s wholly-owned subsidiary, other investment companies, ETFs, ETNs and MLPs.

The fund is intended primarily to provide a long-term return that is greater than the effects of inflation; however, there is no assurance that it will do so. The fund will not necessarily protect against a loss, and may underperform against the broader equity markets.

Inflationary periods may differ from one another in their effect on the securities, commodities and real estate markets, depending on, among other reasons, the root causes of the inflation, whether it is accompanied by other macroeconomic phenomena, and the nature and extent of any governmental programs to curtail the inflation. The adviser will allocate the assets to the sleeves based on its evaluation of the factors causing and surrounding inflation or that may impact inflationary trends in the future, and its predictions as to how the securities and commodity instruments and markets will perform, and as to whether and how the various instruments and markets will correlate to one another and to economic trends, if at all. It may be very difficult to predict these matters. If the adviser is incorrect in its efforts to forecast or evaluate these factors or optimally allocate assets, fund performance may be affected negatively.

The portfolio managers’ selection of various instruments for the fund is based in part on historical data showing their performance in previous inflationary and other periods. Certain instruments the fund will use have not been in existence long enough to have a history that reflects prior periods of high inflation or other economic events. Instruments may also deviate from their historic patterns.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment may go down. In addition, the market prices of fixed income securities held by the fund may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration fixed income securities. The recent financial crisis has caused a significant decline in the value and liquidity of many securities and may create a higher degree of volatility in the net asset values of many mutual funds, including the fund. Because these events are unprecedented, it is difficult to predict their magnitude or duration. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Multi-manager risk. While LMGAA monitors the investments of each subadviser and monitors the overall management of the fund, the adviser and each subadviser make investment decisions for the investment sleeves independently from one another. It is possible that the investment styles used by a subadviser or adviser in an investment sleeve will not always be complementary to those used by others, which could adversely affect the performance of the fund.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value of or market trends affecting a particular security, industry or sector, country or region, or about market movements is incorrect. In addition, the investment models used by the portfolio managers to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors and do not assure successful investment. Although the portfolio managers may attempt to hedge or protect against fund losses, there is no assurance that their judgment about whether and when to do so will be correct, or that hedges will succeed. Hedging strategies may not always work as intended, and in specific cases the fund may be worse off than if it had not used such strategies.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Small and medium capitalization company risk. The fund may invest in small-or mid-sized companies. Such companies may be more at risk than larger companies because, among other things, they may fall out of favor with investors, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of smaller companies may be more volatile, especially in the short term, may have limited liquidity and may be difficult to value. Smaller companies are often involved in actual or anticipated reorganizations or restructurings and it may be difficult to obtain information as to the financial conditions of smaller companies.

Liquidity risk. Some securities held by the fund may be difficult to sell, or be illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a price lower than the managers believe is appropriate. If the fund is unable to sell a deteriorating security because the market is illiquid, losses may be magnified.

Leveraging risk. Use of leverage can magnify the effects of changes in the value of the fund’s investments and makes such investments more volatile. The fund may also have to sell assets at inopportune times to satisfy its obligations.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will decline.

High yield or “junk” bond risk. Debt securities that are below investment grade, often called “junk bonds,” are speculative, have a higher risk of default or may be in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to the effects of adverse events and negative sentiments.

Prepayment or call risk. Many issuers of debt securities have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, any reinvestment of the proceeds would be at then-current yields, which would be lower than the yield on the security that was paid off. The fund may also lose any premium it paid on the security.

Foreign investments risk. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets, may suffer from political or economic instability and may experience negative government actions, such as currency controls or seizures of private businesses or property. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

Emerging markets risk. The risks of foreign investment are greater for investments in issuers in emerging market countries. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Lower trading volumes may result in a lack of liquidity and increased price volatility. An investment in any fund that invests in emerging market securities should be considered speculative.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund will also incur currency conversion costs.

Derivatives risk. Using derivatives, especially for non-hedging purposes, involves a significant risk of loss to the fund and can reduce opportunities for gains when market prices, interest rates, currency rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Using derivatives may also have adverse tax consequences for the fund’s shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. Credit default swap contracts, a type of derivative instrument, involve special risks, including leverage risks, liquidity risks and increased credit risk, and may result in sudden and substantial losses to the fund. They may also be difficult to value. Structured notes are often more volatile, less liquid and may be more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Currency derivatives risk. Currency futures, forwards or options may not always work as intended, and in specific cases the fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the fund may not hedge its currency risks.

Commodities risk. Investing in commodity-linked instruments may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Segregated assets risk. In connection with certain transactions that may give rise to future payment obligations, including many types of derivatives, the fund may be required to maintain a segregated amount of cash or liquid securities to cover the position. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value. As a result, there is the possibility that segregation of a large percentage of the fund’s assets may, in some circumstances, limit the portfolio managers’ flexibility.

Inflation-indexed securities risk. The values of inflation-indexed fixed income securities generally fluctuate in response to changes in real interest rates (approximately nominal interest rates minus the inflation rate). Although the principal value of many inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security. However, if the fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation or lower level of inflation. If inflation is lower than expected during the period the fund holds an inflation-indexed security, the fund may earn less on the security than on a conventional bond. Because increases in principal amount are treated as taxable income to the owner in the year the adjustment is made, even though no cash is paid out, the fund could be required to sell other securities to pay taxes on this unrealized income, including when it is not advantageous to do so. Inflation-indexed securities do not protect against the decline in value of debt securities caused by increases in nominal interest rates.

MLP risk. The value of an investment in master limited partnerships, or MLPs, may be directly affected by factors affecting natural resources commodity prices and the commodity markets generally.

REIT risk. The value of Real Estate Investment Trusts, or REITs, may be affected by the condition of the economy as a whole and changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments and property taxes, interest rates, liquidity of the credit markets and the real estate regulatory environment.

Short sales risk. The fund may invest in exchange-traded funds, or ETFs, which engage in short sales (the sale by the ETF of a security or other asset that it does not own with the hope of purchasing the same asset at a later date at a lower price). The fund may also enter into a short position through a short derivative position using a futures contract or swap agreement. The fund may suffer significant losses if assets on which the fund or ETF holds a short position appreciate rather than depreciate in value. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the fund or ETF may be required to pay in connection with the short sale or short position. While the possible loss on a security that is purchased is limited to the price paid for the security, there is no limit on the amount of loss on a security that is sold short or on which the fund holds a short position.

ETF and ETN risk. The fund may gain exposure to commodities, REITs and other investments by investing in ETFs and exchange-traded notes, or ETNs, that focus on these types of investments. Investing in an ETF or ETN will give the fund exposure to the securities that the ETF or ETN holds in its portfolio. The fund may invest in “short” ETFs which carry additional risks because they may invest in a variety of derivatives and may engage in short sales. ETFs are bought and sold based on market values, which rarely equal the actual net asset value of their portfolio holdings and, therefore, they could trade at either a premium or discount to net asset value. The fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF it invests in, including advisory fees, and will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. ETFs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities. Additionally, ETNs and some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act. An ETN’s value generally depends on the performance of the underlying index and the credit rating of the issuer.

Subsidiary risk. By investing in a wholly-owned subsidiary, the fund is indirectly exposed to the risks associated with the subsidiary’s investments. Changes in the laws of the Cayman Islands, under which the subsidiary is organized, could prevent the subsidiary from operating as described in the fund’s Prospectus and could negatively affect the fund and its shareholders.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If the fund holds cash uninvested it could be subject to the credit risk of the depository institution holding the cash. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer shares or lower redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Funds of funds investments risk. The fund may be an investment option for other Legg Mason-advised mutual funds that are managed as “funds of funds.” As a result, from time to time, the fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

These risks are discussed in more detail in the fund’s Prospectus or in the SAI.

Performance

The fund commenced operations on February 26, 2010; therefore, it does not have a calendar’s year worth of performance to report. Accordingly, performance charts are not included.

Management

Manager: Legg Mason Partners Fund Advisor, LLC

Adviser: Legg Mason Global Asset Allocation, LLC (“LMGAA”)

Subadvisers: Batterymarch Financial Management, Inc. (“Batterymarch”), Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Ltd. in Japan (“Western Japan”) and ClearBridge Advisors, LLC (“ClearBridge”)

Portfolio managers:

LMGAA: Steven D. Bleiberg, Y. Wayne Lin and Andrew D. Purdy have been Portfolio Managers of the fund sleeves managed by LMGAA since 2010.

Batterymarch: Stephen A. Lanzendorf, CFA, Adam J. Petryk, CFA, and Michael McElroy, CFA, have been Portfolio Managers of the fund sleeve subadvised by Batterymarch since 2011, 2010 and 2010, respectively.

Western Asset, WAML and Western Japan: S. Kenneth Leech, Stephen A. Walsh, Peter H. Stutz and Paul E. Wynn have been Portfolio Managers of the fund sleeve subadvised by Western Asset, WAML and Western Japan since 2010.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class R	Class I	Class IS
General	1,000/50	1,000/50	N/A	N/A	N/A	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A	N/A	N/A
IRAs	250/50	250/50	N/A	N/A	N/A	N/A
SIMPLE IRAs	None/None	None/None	N/A	N/A	N/A	N/A
Systematic Investment Plans	50/50	50/50	N/A	N/A	N/A	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	N/A	None/None	N/A
Retirement Plans with omnibus accounts held on the books of the fund	None/None	None/None	None/None	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	N/A	N/A	N/A	N/A
Institutional Investors	1,000/50	1,000/50	1 million/None	N/A	1 million/None	1 million/None

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504).

Tax information

The fund’s distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

LMFX012131SP 03/11